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                                                                    EXHIBIT 99.2

                                 USG CORPORATION
                       CONSOLIDATED STATEMENT OF EARNINGS
                   (DOLLARS IN MILLIONS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                         THREE MONTHS                       TWELVE MONTHS
                                                        ENDED DECEMBER 31,                 ENDED DECEMBER 31,
                                                 ------------------------------      ------------------------------
                                                     2002              2001              2002              2001
                                                 ------------      ------------      ------------      ------------
Net sales                                                 851               822             3,468             3,296

Cost of products sold                                     720               686             2,884             2,882

Selling & administrative expenses                          74                77               312               279

Chapter 11 reorganization expenses                          2                 3                14                12

Provisions for impairment and restructuring                --                42                --                33
                                                 ------------      ------------      ------------      ------------

Operating profit                                           55                14               258                90

Interest expense                                            4                 2                 8                33

Interest income                                            (1)               (1)               (4)               (5)

Other (income) expense, net                                (1)                8                (2)               10
                                                 ------------      ------------      ------------      ------------

Earnings before income taxes and
cumulative effect of accounting change                     53                 5               256                52

Income taxes                                               32                14               117                36
                                                 ------------      ------------      ------------      ------------

Earnings (loss) before cumulative effect
of accounting change                                       21                (9)              139                16
                                                 ------------      ------------      ------------      ------------

Cumulative effect of accounting change
for SFAS No. 142                                           --                --               (96)               --
                                                 ------------      ------------      ------------      ------------

Net earnings (loss)                                        21                (9)               43                16
                                                 ============      ============      ============      ============


EARNINGS (LOSS) PER COMMON SHARE:

  Basic and diluted before cumulative effect
  of accounting change                                   0.49             (0.21)             3.22              0.36

  Cumulative effect of accounting change
  for SFAS No. 142                                         --                --             (2.22)               --
                                                 ------------      ------------      ------------      ------------

  Basic and diluted                                      0.49             (0.21)             1.00              0.36
                                                 ============      ============      ============      ============


OTHER INFORMATION:
Depreciation, depletion and amortization                   29                27               106               107
Capital expenditures                                       36                34               100               109
Dividends paid per common share                            --                --                --             0.025

Average common shares                              43,247,516        43,458,729        43,282,258        43,430,378
Average diluted common shares                      43,247,516        43,458,729        43,282,258        43,435,660
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